48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: The Managers Fund Trust

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 119,794,437.6160 shares of The Managers Fund Trust in respect to the Meeting of Shareholders of said trust to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 67,300,862.2451 shares, which is 56.180% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

MANAGERS AMG

The Managers Fund Trust

	No. of Shares	% of Outstanding Shares	% of Shares Present
1. To elect the following ten Nominees as members of the Board of Trustees of the Trust:
Bruce B. Bingham
Affirmative	65,917,039.4011	55.025%	97.944%
Withhold	1,383,822.8440	1.155%	2.056%
TOTAL	67,300,862.2451	56.180%	100.000%
William E. Chapman II
Affirmative	65,845,906.8501	54.966%	97.838%
Withhold	1,454,955.3950	1.214%	2.162%
TOTAL	67,300,862.2451	56.180%	100.000%
Edward J. Kaier
Affirmative	65,890,088.3141	55.002%	97.904%
Withhold	1,410,773.9310	1.178%	2.096%
TOTAL	67,300,862.2451	56.180%	100.000%
Steven J. Paggioli
Affirmative	65,893,710.2871	55.006%	97.909%
Withhold	1,407,151.9580	1.174%	2.091%
TOTAL	67,300,862.2451	56.180%	100.000%
Eric Rakowski
Affirmative	65,933,611.1601	55.039%	97.968%
Withhold	1,367,251.0850	1.141%	2.032%
TOTAL	67,300,862.2451	56.180%	100.000%
Thomas R. Schneeweis
Affirmative	65,859,259.5841	54.977%	97.858%
Withhold	1,441,602.6610	1.203%	2.142%
TOTAL	67,300,862.2451	56.180%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

MANAGERS AMG

The Managers Fund Trust

	No. of Shares	% of Outstanding Shares	% of Shares Present
Christine C. Carsman
Affirmative	65,864,037.3191	54.981%	97.865%
Withhold	1,436,824.9260	1.199%	2.135%
TOTAL	67,300,862.2451	56.180%	100.000%
Kurt Keilhacker
Affirmative	65,831,496.0721	54.954%	97.817%
Withhold	1,469,366.1730	1.226%	2.183%
TOTAL	67,300,862.2451	56.180%	100.000%
Richard F. Powers III
Affirmative	65,677,238.4981	54.825%	97.588%
Withhold	1,623,623.7470	1.355%	2.412%
TOTAL	67,300,862.2451	56.180%	100.000%
Victoria Sassine
Affirmative	65,719,902.6591	54.860%	97.651%
Withhold	1,580,959.5860	1.320%	2.349%
TOTAL	67,300,862.2451	56.180%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

MANAGERS AMG

The Managers Fund Trust

	No. of Shares	% of Outstanding Shares	% of Shares Present
* TRUST TOTALS:	SHARES
RECORD TOTAL:	119,794,437.6160
SHARES VOTED:	67,300,862.2451
PERCENT PRESENT:	56.180%

48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: The Managers Fund Trust

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 119,794,437.6160 shares of The Managers Fund Trust in respect to the Meeting of Shareholders of said trust to be held on July 02, 2013.

D.F. King & Co., Inc. has tabulated 65,892,757.7400 shares, which is 55.005% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT

July 02, 2013

MANAGERS AMG

The Managers Fund Trust

	No. of Shares	% of Outstanding Shares	% of Shares Present
3A. To amend and restate the Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure
Affirmative	43,035,110.7951	35.925%	65.311%
Against	1,269,976.5610	1.060%	1.927%
Abstain	1,041,201.3800	.869%	1.580%
Brk Non-vote	20,546,469.0000	17.151%	31.182%
TOTAL	65,892,757.7400	55.005%	100.000%
3B. To amend and restate the Declaration of Trust of the Trust relating to: Merger, Consolidation, sale of Assets and Termination of Trust, Series or Classes
Affirmative	42,316,482.0310	35.325%	64.220%
Against	1,993,095.1220	1.664%	3.025%
Abstain	1,036,711.5831	.865%	1.573%
Brk Non-Vote	20,546,469.0000	17.151%	31.182%
TOTAL	65,892,757.7400	55.005%	100.000%
3C. To amend and restate the Declaration of Trust of the Trust relating to: Other Changes
Affirmative	42,305,337.3430	35.316%	64.203%
Against	2,008,214.2800	1.676%	3.048%
Abstain	1,032,737.1131	.862%	1.567%
Brk Non-Vote	20,546,469.0000	17.151%	31.182%
TOTAL	65,892,757.7400	55.005%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT

July 02, 2013

MANAGERS AMG

The Managers Fund Trust

	No. of Shares	% of Outstanding Shares	% of Shares Present
* TRUST TOTALS:	SHARES
RECORD TOTAL:	119,794,437.6160
SHARES VOTED:	65,892,757.7400
PERCENT PRESENT:	55.005%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Global Income Opportunity Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 2,623,262.7240 shares of Managers Global Income Opportunity Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 1,255,488.3520 shares, which is 47.860% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

The Managers Fund Trust

Managers Global Income Opportunity Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance of Senior Securities
Affirmative	613,747.5330	23.396%	48.886%
Against	27,689.2870	1.056%	2.205%
Abstain	47,167.5320	1.798%	3.757%
Brk Non-Vote	566,584.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%
2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing
Affirmative	612,123.4970	23.334%	48.757%
Against	28,428.1320	1.084%	2.264%
Abstain	48,052.7230	1.832%	3.827%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%
2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending
Affirmative	615,236.7420	23.453%	49.005%
Against	27,436.1910	1.046%	2.185%
Abstain	45,931.4190	1.751%	3.658%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%
2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities
Affirmative	615,698.8220	23.471%	49.041%
Against	24,358.2950	0.929%	1.940%
Abstain	48,547.2350	1.850%	3.867%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

The Managers Fund Trust

Managers Global Income Opportunity Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities
Affirmative	610,000.3360	23.253%	48.587%
Against	30,764.7640	1.173%	2.450%
Abstain	47,839.2520	1.824%	3.810%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%
2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate
Affirmative	612,035.6100	23.331%	48.749%
Against	32,583.8810	1.242%	2.595%
Abstain	43,984.8610	1.677%	3.504%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%
2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification Of Investments
Affirmative	614,717.1310	23.433%	48.962%
Against	26,985.4430	1.029%	2.149%
Abstain	46,901.7780	1.788%	3.737%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%
2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry
Affirmative	609,914.4070	23.251%	48.581%
Against	30,310.5140	1.155%	2.414%
Abstain	48,379.4310	1.844%	3.853%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

The Managers Fund Trust

Managers Global Income Opportunity Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2I. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Transactions with Interested or Affiliated Persons
Affirmative	599,717.1530	22.861%	47.768%
Against	40,249.5290	1.534%	3.206%
Abstain	48,637.6700	1.855%	3.874%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%
3A. To amend and restate the Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure
Affirmative	608,114.2990	23.182%	48.436%
Against	26,993.2320	1.029%	2.150%
Abstain	53,496.8210	2.039%	4.262%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%
3B. To amend and restate the Declaration of Trust of the Trust relating to: Merger, Consolidation, sale of Assets and Termination of Trust, Series or Classes
Affirmative	598,867.1490	22.829%	47.701%
Against	39,050.8040	1.489%	3.110%
Abstain	50,686.3990	1.932%	4.037%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%
3C. To amend and restate the Declaration of Trust of the Trust relating to: Other Changes
Affirmative	588,635.0400	22.439%	46.885%
Against	42,217.0400	1.609%	3.363%
Abstain	57,752.2720	2.202%	4.600%
Brk Non-Vote	566,884.0000	21.610%	45.152%
TOTAL	1,255,488.3520	47.860%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

The Managers Fund Trust

Managers Global Income Opportunity Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
** FUND TOTALS:	SHARES
RECORD TOTAL:	2,623,262.7240
SHARES VOTED:	1,255,488.3520
PERCENT PRESENT:	47.860%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Special Equity Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 3,279,905.2360 shares of Managers special Equity Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 1,235,608.0321 shares, which is 37.673% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

The Managers Fund Trust

Managers Special Equity Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance Of Senior Securities
Affirmative	600,126.1771	18.297%	48.569%
Against	79,789.3860	2.433%	6.457%
Abstain	35,868.4690	1.094%	2.903%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%
2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing
Affirmative	590,635.2671	18.008%	47.801%
Against	88,986.4860	2.713%	7.202%
Abstain	36,162.2790	1.103%	2.927%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%
2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending
Affirmative	592,435.2501	18.063%	47.947%
Against	87,199.8430	2.659%	7.057%
Abstain	36,148.9390	1.102%	2.926%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%
2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities
Affirmative	596,971.8791	18.201%	48.314%
Against	81,073.7820	2.472%	6.561%
Abstain	37,738.3710	1.151%	3.055%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

The Managers Fund Trust

Managers Special Equity Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities
Affirmative	601,233.4391	18.331%	48.659%
Against	77,962.8570	2.377%	6.310%
Abstain	36,587.7360	1.116%	2.961%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%
2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate
Affirmative	601,569.6331	18.341%	48.686%
Against	78,453.3330	2.392%	6.349%
Abstain	35,761.0660	1.091%	2.895%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%
2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification Of Investments
Affirmative	614,033.9361	18.722%	49.695%
Against	65,035.6590	1.983%	5.263%
Abstain	36,714.4370	1.119%	2.972%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%
2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry
Affirmative	595,340.3481	18.151%	48.182%
Against	81,743.1870	2.492%	6.616%
Abstain	38,700.4970	1.181%	3.132%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

The Managers Fund Trust

Managers Special Equity Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2I. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Transactions with Interested or Affiliated Persons
Affirmative	579,546.4431	17.670%	46.904%
Against	99,317.9800	3.028%	8.038%
Abstain	36,919.6090	1.126%	2.988%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%
3A. To amend and restate the Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure
Affirmative	602,030.8961	18.355%	48.723%
Against	71,560.2500	2.182%	5.792%
Abstain	42,192.8860	1.287%	3.415%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%
3B. To amend and restate the Declaration of Trust of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes
Affirmative	588,266.5800	17.935%	47.609%
Against	85,966.0190	2.621%	6.957%
Abstain	41,551.4331	1.267%	3.364%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%
3C. To amend and restate the Declaration of Trust of the Trust relating to: Other Changes
Affirmative	585,962.0730	17.865%	47.423%
Against	85,313.5110	2.601%	6.905%
Abstain	44,508.4481	1.358%	3.602%
Brk Non-Vote	519,824.0000	15.849%	42.070%
TOTAL	1,235,608.0321	37.673%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

The Managers Fund Trust

Managers Special Equity Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
** FUND TOTALS:	SHARES
RECORD TOTAL:	3,279,905.2360
SHARES VOTED:	1,235,608.0321
PERCENT PRESENT:	37.673%

48 Wall Street, New York, NY 10005

July 02, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Bond Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 88,325,054.6260 shares of Managers Bond Fund in respect to the Meeting of Shareholders of said fund to be held on July 02, 2013.

D.F. King & Co., Inc. has tabulated 57,481,675,7830 shares, which is 65.080% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT

July 02, 2013

The Managers Fund Trust

Managers Bond Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2A. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Issuance Of Senior Securities
Affirmative	39,320,098.8120	44.518%	68.404%
Against	1, 078,172.4790	1.221%	1.876%
Abstain	733,185.4920	.830%	1.276%
Brk Non-Vote	16,350,219.0000	18.511%	28.444%
TOTAL	57,481,675.7830	65.080%	100.000%
2B. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Borrowing
Affirmative	39,134,966.0270	44.308%	68.082%
Against	1,242,612.6750	1.407%	2.162%
Abstain	753,878.0810	.854%	1.312%
Brk Non-Vote	16,350,219.0000	18.511%	28.444%
TOTAL	57,481,675.7830	65.080%	100.000%
2C. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Lending
Affirmative	39,112,017.3630	44.283%	68.042%
Against	1,267,829.2540	1.435%	2.206%
Abstain	751,610.1660	.851%	1.308%
Brk Non-Vote	16,350,219.0000	18.511%	28.444%
TOTAL	57,481,675.7830	65.080%	100.000%
2D. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: The Underwriting of Securities
Affirmative	39,180,449.8810	44.360%	68.161%
Against	1,197,660.0490	1.356%	2.084%
Abstain	753,346.8530	.853%	1.311%
Brk Non-Vote	16,350,219.0000	18.511%	28.444%
TOTAL	57,481,675.7830	65.080%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT

July 02, 2013

The Managers Fund Trust

Managers Bond Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2E. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing And Selling Commodities
Affirmative	39,195,778.4540	44.377%	68.189%
Against	1,212,402.4880	1.373%	2.109%
Abstain	723,275.8410	.819%	1.258%
Brk Non-Vote	16,350,219.0000	18.511%	28.444%
TOTAL	57,481,675.7830	65.080%	100.000%
2F. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Purchasing and Selling Real Estate
Affirmative	39,220,436.0990	44.405%	68.232%
Against	1,177,990.7200	1.334%	2.049%
Abstain	733,029.9640	.830%	1.275%
Brk Non-Vote	16,350,219.0000	18.511%	28.444%
TOTAL	57,481,675.7830	65.080%	100.000%
2G. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Diversification Of Investments
Affirmative	39,437,119.7790	44.651%	68.609%
Against	974,463.1630	1.103%	1.695%
Abstain	719,873.8410	.815%	1.252%
Brk Non-Vote	16,350,219.0000	18.511%	28.444%
TOTAL	57,481,675.7830	65.080%	100.000%
2H. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Concentrating Investments In A Particular Industry
Affirmative	39,151,410.5680	44.327%	68.112%
Against	1,245,160.1020	1.410%	2.166%
Abstain	734,886.1130	.832%	1.278%
Brk Non-Vote	16,350,219.0000	18.511%	28.444%
TOTAL	57,481,675.7830	65.080%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT

July 02, 2013

The Managers Fund Trust

Managers Bond Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
2I. To amend or remove (as proposed in the accompanying proxy statement) fundamental investment restrictions relating to: Transactions with Interested or Affiliated Persons
Affirmative	38,970,506.7500	44.122%	67.796%
Against	1,366,050.5740	1.547%	2.377%
Abstain	794,899.4590	.900%	1.383%
Brk Non-Vote	16,350,219.0000	18.511%	28.444%
TOTAL	57,481,675.7830	65.080%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT

July 02, 2013

The Managers Fund Trust

Managers Bond Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
** FUND TOTALS:	SHARES
RECORD TOTAL:	88,325,054.6260
SHARES VOTED:	57,481,675.7830
PERCENT PRESENT:	65.080%

48 Wall Street, New York, NY 10005

July 2, 2013

CERTIFICATE OF TABULATION

Managers AMG

Re: Managers Bond Fund

We hereby certify that, as of close of business on May 06, 2013 the records supplied to us show 88,325,054.6260 shares of Managers Bond Fund in respect to the Meeting of Shareholders of said fund to be held on July 2, 2013.

D.F. King & Co., Inc. has tabulated 57,765,626.2670 shares, which is 65.401% of the outstanding shares. A breakdown of the vote, by proposal, is attached.

At your request, we have tabulated the proxies received, but do not guarantee the authenticity of the signatures thereon, or assume any responsibility for the legality of any proxy.

Sincerely,

D.F. King & Co., Inc.

Enrique Negron

Enclosures

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

The Managers Fund Trust

Managers Bond Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
3A. To amend and restate the Declaration of Trust of the Trust relating to: Declaration of Trust Amendment Procedure
Affirmative	39,769,757.4360	45.027%	68.847%
Against	1,037,021.8300	1.174%	1.795%
Abstain	855,847.0010	0.968%	1.482%
Brk Non-Vote	16,103,000.0000	18.232%	27.876%
TOTAL	57,765,626.2670	65.401%	100.000%
3B. To amend and restate the Declaration of Trust of the Trust relating to: Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes
Affirmative	39,121,469.8060	44.293%	67.724%
Against	1,687,654.6500	1.911%	2.922%
Abstain	853,501.8110	0.965%	1.478%
Brk Non-Vote	16,103,000.0000	18.232%	27.876%
TOTAL	57,765,626.2670	65.401%	100.000%
3C. To amend and restate the Declaration of Trust of the Trust relating to: Other Changes
Affirmative	39,127,238.7220	44.299%	67.734%
Against	1,711,019.2200	1.937%	2.962%
Abstain	824,367.3250	0.933%	1.428%
Brk Non-Vote	16,103,000.0000	18.232%	27.876%
TOTAL	57,765,626.2670	65.401%	100.000%

SHAREHOLDER RESPONSE SUMMARY REPORT

July 2, 2013

The Managers Fund Trust

Managers Bond Fund

	No. of Shares	% of Outstanding Shares	% of Shares Present
** FUND TOTALS:	SHARES
RECORD TOTAL:	88,325,054.6260
SHARES VOTED:	57,765,626.2670
PERCENT PRESENT:	65.401%